UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

DECEMBER 14, 2015

PTAS

FISH & TSANG, LLP ROBERT D. FISH, ESQ.
2603 MAIN STREET, STE 1000
IRVINE, CA 92614

503606392

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 10/26/2015

REEL/FRAME: 037266/0285
NUMBER OF PAGES: 6

BRIEF: CORRECTIVE ASSIGNMENT TO CORRECT THE ASSIGNEE NAME PREVIOUSLY RECORDED AT REEL: 036775 FRAME: 0045. ASSIGNOR(S) HEREBY CONFIRMS THE ASSIGNMENT.

DOCKET NUMBER: 102777.0001US

ASSIGNOR:
QIAO, WISDOM

DOC DATE: 10/03/2015

ASSIGNEE:
AMCHI GENDYNAMY SCIENCE CORPORATION
650 TAMARACK
BREA, CALIFORNIA 92821

APPLICATION NUMBER: 14861908

FILING DATE: 09/22/2015

PATENT NUMBER:

ISSUE DATE:

TITLE: DYNAMIC RECOVERY AND THERAPY SYSTEM

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

Docket No. 102777.0001US
14/861908

ASSIGNMENT

WHEREAS, the undersigned, **Wisdom Qiao**, an individual residing in Brea, CA (referred to hereinafter as "ASSIGNOR") has invented a certain invention entitled "DYNAMIC RECOVERY AND THERAPY SYSTEM", for which a United States application for Letters Patent in the United States of America was filed on September 22, 2015, serial number 14/861908; which together with related experimental data, trade secret, and other know-how is referred to hereinafter as the INVENTION;

WHEREAS, Amchi Gendynamy Science Corporation, a company having its principal place of business at 650 Tamarack, Brea, CA 92821 (referred to hereinafter as "ASSIGNEE"), is desirous of acquiring all entire right, title and interest in, to and under said INVENTION, and in, to and under Letters Patent or similar legal protection to be, or having been, obtained therefor in the United States of America, its territorial possessions and in any and all countries foreign thereto;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby sells, assigns, transfers and set over unto the ASSIGNEE, its successors and assigns the entire title, right and interest in and to the INVENTION, and to all Letters Patent or similar legal protection arising therefrom, not only in the United States and its territorial possessions, but in all countries foreign thereto to be obtained for said INVENTION by said application or any continuation, continuation-in-part, divisional, renewal, substitute, reissue or reexamination thereof or any legal equivalent thereof in a foreign country for the full term or terms for which the same may be granted, including all priority rights under any International Convention.

ASSIGNOR hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment;

ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts and documents relating to said INVENTION, including the patent application listed above, and any Letters Patent and legal equivalents in foreign countries issuing therefrom as may be known and accessible to ASSIGNOR, and will testify as to the same in any interference or litigation related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said invention and said Letters Patent and said equivalents thereof in any foreign country which may be necessary or desirable to carry out the purposes thereof.

ASSIGNOR and ASSIGNEE each covenant to perform all acts and execute and deliver all documents as may be necessary or appropriate to carry out the intent and purposes of this assignment.

This assignment embodies the entire understanding of ASSIGNOR and ASSIGNEE and supersedes and replaces any and all pre-existing assignments or understandings between ASSIGNOR and ASSIGNEE. No amendment or modification of this assignment shall be valid

or binding upon ASSIGNOR or ASSIGNEE unless made in writing and signed on behalf of each of ASSIGNOR and ASSIGNEE by their respective duly authorized representative.

ASSIGNOR acknowledge that ASSIGNEE may appoint any attorney or practitioner of ASSIGNEE'S choice to prosecute any application or other legal proceeding involving said invention and ASSIGNOR further acknowledge that any attorney or practitioner so appointed by ASSIGNEE does not represent ASSIGNOR and that such appointment by ASSIGNEE does not create any attorney-client relationship between ASSIGNOR and any attorney or practitioner appointed by ASSIGNEE, in this or in any PCT or other family applications.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

EXECUTED at:

Brea CA, this 03 day of 10, 2015
City, State / Month

By: [signature]
Wisdom Qiao